Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311 Fax: (518) 381-3668

Subsidiary: Trustco Bank	NASDAQ -- TRST

Contact:	Kevin T. Timmons Vice President/Treasurer (518) 381-3607

TrustCo Announces Full Year and Fourth Quarter Earnings;
2014 Net Income Up 11% Over 2013

Executive Snapshot:

•	Continued strong financial results:
o	Full year 2014 compared to the same period in 2013:
▪	Net income up 11.0%
▪	Diluted EPS up 10.4%
▪	Return on average assets (ROA) rose 7 basis points to 0.97%
▪	Return on average equity (ROE) rose 39 basis points to 11.54%
▪	Improvement in the efficiency ratio from 52.78% in 2013 to 52.60% in 2014

•	Asset quality improvement:
o	Virtually every measure of asset quality improved for both the full year 2014 and for the fourth quarter of 2014
o	Nonperforming assets (NPAs) fell $3.1 million during the quarter and $11.7 million during the year
o	NPAs to total assets improved from 1.15% to 0.87% over last year
o	Quarterly net chargeoffs at lowest level since the fourth quarter of 2008

•	Continued expansion of customer base:
o	Focus on capitalizing on opportunities presented by expanded branch network
o	Deposits per branch grew $715 thousand from December 31, 2013 to December 31, 2014 on a same store basis
o	Average core deposits grew $84 million for the full year 2014 compared to 2013

•	Loan portfolio reaches all-time high:
o	Average loans were up $242 million for full year 2014 compared to 2013
o	At $3.16 billion at December 30, 2014, loans reached an all-time historic high

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FOR IMMEDIATE RELEASE:

TrustCo Announces Full Year and Fourth Quarter Earnings;
2014 Net Income Up 11% Over 2013

Glenville, New York – January 21, 2015

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced that 2014 net income rose 11% to $44.2 million compared to $39.8 million for 2013.   For the fourth quarter of 2014 net income was $10.7 million compared to $10.6 million for the fourth quarter of 2013.

Robert J. McCormick, President and Chief Executive Officer noted, “Our results for 2014 represented another solid year of profit growth coupled with continued growth of core customer relationships which ultimately position our business well for the future.  We continued to add profitable customer relationships on both the loan and deposit sides of the Bank despite the difficult interest rate environment.  Our highly liquid balance sheet continues to allow us to fund our loan growth without having to overpay for deposits.  We look forward to 2015 with optimism.  We will continue taking advantage of opportunities as they are presented.”

TrustCo saw continued strong loan growth in the fourth quarter of 2014.  The gains continue to be primarily funded by expansion of retail deposits as well as proceeds from cash flow from the lower yielding investment securities portfolios.  The shift toward loans helped offset part of the impact from continued comparatively low yields on cash and investment securities and contributed to an improvement in net interest margin for the full year to 3.16% in 2014 from 3.14% in 2013.  TrustCo’s strong liquidity position continues to allow the Company to take advantage of opportunities when interest rate conditions change.  The increase in margin enabled the Company to achieve bottom line objectives without having to deploy liquidity into the current low interest rate investment environment.

Mr. McCormick also noted, “We are encouraged by the continued economic improvements where we operate, particularly in Florida, and believe we are well positioned to capitalize on these changes.  We are pleased with the significant improvement in our asset quality during both the fourth quarter and for the full year 2014. Our long-term focus on traditional lending criteria and conservative balance sheet management has enabled us to maintain strong liquidity and capital and report continued profit improvements.  As a result, we have been able to focus on conducting business, which has significantly enhanced our reputation and put us in a position to take advantage of changes in market and competitive conditions.”

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For the full year 2014, return on average assets and return on average equity were 0.97% and 11.54%, respectively, compared to 0.90% and 11.15% for the full year 2013.  Diluted earnings per share were $0.466 for 2014, up 10.4% from $0.422 in 2013.

On a year-over-year basis, average loans were up $254.6 million or 8.9% in the fourth quarter of 2014, over the same period in 2013.  Average deposits were up $93.9 million for the fourth quarter of 2014 over the same period a year earlier.  Most of the gain in deposits came from core deposit accounts although some customers also continued to move funds into certificates.  Average core deposits increased $69.5 million from the fourth quarter of 2013 to the fourth quarter of 2014.  Core deposits typically represent longer term customer relationships and are generally lower cost than time deposits.  Mr. McCormick noted that, “The year-over-year growth of our loans and core deposit base reflect the long term strategic focus of the Company.

“While some banks have backed away from branches, a customer friendly branch franchise continues to be the key to our long term plans.  We opened one new office during the fourth quarter, in Sarasota, Florida.  2015 will represent the 12th year since we began our branch expansion program.  During that time we have made significant progress expanding loans and deposits throughout our entire branch network.  We expect that trend to continue as the new branches continue to mature.  At December 31, 2014, our average branch size was $28.0 million.  On a same store basis, our average branch size grew by $715 thousand from December 31, 2013 to December 31, 2014.  We have always designed our branches to be smaller and more cost effective than those built by many of our competitors.  We use open floor plans that help maximize the value of our branches.  We remain mindful that fully achieving our goals for the newer branches will take time and continued work.  We believe success in growing customer relationships provides the basic building blocks that help drive profit growth for the coming years.”

Asset quality and the allowance for loan losses coverage of nonperforming loans (NPLs) improved from December 31, 2013 to December 31, 2014.  NPLs declined to $34.0 million at December 31, 2014, compared to $43.4 million at December 31, 2013 and NPLs were equal to 1.08% of total loans at December 31, 2014, compared to 1.49% a year earlier.  The coverage ratio, or allowance for loan losses to NPLs, was 136.2% at December 31, 2014, compared to 110.0% at December 31, 2013.  Nonperforming assets (NPAs) declined to $40.5 million from $52.1 million over the same period.  Overall, virtually every asset quality indicator improved during the fourth quarter of 2014 relative to the fourth quarter of 2013.  The ratio of loan loss allowance to total loans was 1.47% as of December 31, 2014, compared to 1.64% at December 31, 2013 and reflects both the improvement in asset quality as well as overall loan growth.  The allowance for loan losses ended 2014 at $46.3 million compared to $47.7 million at the end of 2013.

The net interest margin for the fourth quarter of 2014 was 3.17%, compared to 3.15% in the fourth quarter of 2013, as previously noted.  For the full year 2014, the margin was 3.16% compared to 3.14% for 2013.

At December 31, 2014 the tangible equity ratio was 8.46% compared to 7.99% at December 31, 2013.  Tangible book value per share ended the fourth quarter at $4.14 compared to $3.82 a year earlier.

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TrustCo Bank Corp NY is a $4.6 billion savings and loan holding company and through its subsidiary, Trustco Bank, operated 144 offices in New York, New Jersey, Vermont, Massachusetts, and Florida at December 31, 2014.

In addition, the Bank’s Financial Services Department offers a full range of investment services, retirement planning and trust and estate administration services. The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss fourth quarter 2014 results will be held at 9:00 a.m. Eastern Time on January 22, 2015.  Those wishing to participate in the call may dial toll-free 1-888-339-0764.  International callers must dial 1-412-902-4195.  Please ask to be joined into the TrustCo Bank Corp NY / TRST call.  A replay of the call will be available for thirty days by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10058636. The call will also be audio webcast at: https://services.choruscall.com/links/trst150122.html, and will be available for one year.

Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our expectations for our performance during 2015 and for the growth of loans and deposits throughout our branch network and our ability to capitalize on economic changes in the areas in which we operate.  Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo’s actual results and could cause TrustCo’s actual financial performance to differ materially from that expressed in any forward-looking statement:  our ability to continue to originate a significant volume of one-to-four family mortgage loans in our market areas; our ability to continue to maintain noninterest expense and other overhead costs at reasonable levels relative to income; the future earnings and capital levels of Trustco Bank and the continued ability of Trustco Bank under regulatory rules to distribute capital to TrustCo, which could affect our ability to pay dividends; our ability to make accurate assumptions and judgments regarding the credit risks associated with lending and investing activities; the effect of changes in financial services laws and regulations and the impact of other governmental initiatives affecting the financial services industry; results of examinations of Trustco Bank and TrustCo by our respective regulators; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board, inflation, interest rates, market and monetary fluctuations; the perceived overall value of our products and services by users, including in comparison to competitors’ products and services and the willingness of current and prospective customers to substitute competitors’ products and services for our products and services; real estate and collateral values; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the FASB or PCAOB; changes in local market areas and general business and economic trends, as well as changes in consumer spending and saving habits; our success at managing the risks involved in the foregoing and managing our business; and other risks and uncertainties under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2013, as amended, and, if any, in our subsequent quarterly reports on Form 10-Q or other securities filings.

Page | 7

TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	12/31/14		09/30/14	12/31/13
Summary of operations
Net interest income (TE)	$35,693		35,676	34,577
Provision for loan losses	1,000		1,100	1,500
Net securities transactions	335		376	188
Noninterest income, excluding net securities transactions	4,417		4,514	4,660
Noninterest expense	22,240		22,192	20,891
Net income	10,660		10,714	10,629

Per common share
Net income per share:
- Basic	$0.113		0.113	0.113
- Diluted	0.112		0.113	0.112
Cash dividends	0.066		0.066	0.066
Tangible Book value at period end	4.14		4.10	3.82
Market price at period end	7.26		6.44	7.18

At period end
Full time equivalent employees	737		733	708
Full service banking offices	144		143	139

Performance ratios
Return on average assets	0.92%		0.92	0.94
Return on average equity	10.70		10.96	11.78
Efficiency (1)	53.35		52.73	52.15
Net interest spread (TE)	3.11		3.11	3.10
Net interest margin (TE)	3.17		3.16	3.15
Dividend payout ratio	58.55		58.05	58.44

Capital ratio at period end
Consolidated tangible equity to tangible assets (2)	8.46		8.49	7.99

Asset quality analysis at period end
Nonperforming loans to total loans	1.08		1.20	1.49
Nonperforming assets to total assets	0.87		0.95	1.15
Allowance for loan losses to total loans	1.47		1.51	1.64
Coverage ratio (3)	1.4	x	1.3	1.1

(1)
Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions and the net gain on sale of building).

(2)	The tangible equity ratio excludes $553 of intangibles from both equity and assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.

TE = Taxable equivalent.

Page | 8

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)

	Years Ended
	12/31/14	12/31/13
Summary of operations
Net interest income (TE)	$141,583	136,094
Provision for loan losses	5,100	7,000
Net securities transactions	717	1,622
Noninterest income, excluding net securities transactions	19,189	18,148
Noninterest expense	84,670	85,005
Net income	44,193	39,812

Per common share
Net income per share:
- Basic	$0.467	0.422
- Diluted	0.466	0.422
Cash dividends	0.263	0.263
Tangible Book value at period end	4.14	3.82
Market price at period end	7.26	7.18

Performance ratios
Return on average assets	0.97%	0.90
Return on average equity	11.54	11.15
Efficiency (1)	52.60	52.78
Net interest spread (TE)	3.10	3.08
Net interest margin (TE)	3.16	3.14
Dividend payout ratio	56.30	62.19

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).

TE = Taxable equivalent.

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
Interest and dividend income:
Interest and fees on loans	$35,051	34,421	33,614	32,874	32,658
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	233	297	381	506	586
State and political subdivisions	29	38	44	68	96
Mortgage-backed securities and collateralized mortgage obligations-residential	2,733	3,040	3,299	3,078	3,027
Corporate bonds	2	2	2	59	138
Small Business Administration-guaranteed participation securities	524	535	539	556	562
Mortgage-backed securities and collateralized mortgage obligations-commercial	37	38	38	38	38
Other securities	4	4	4	4	4
Total interest and dividends on securities available for sale	3,562	3,954	4,307	4,309	4,451

Interest on held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	512	545	577	625	649
Corporate bonds	154	153	154	154	153
Total interest on held to maturity securities	666	698	731	779	802

Federal Reserve Bank and Federal Home Loan Bank stock	123	127	128	133	129

Interest on federal funds sold and other short-term investments	363	374	376	351	324
Total interest income	39,765	39,574	39,156	38,446	38,364

Interest expense:
Interest on deposits:
Interest-bearing checking	98	94	89	84	83
Savings	663	644	592	763	790
Money market deposit accounts	634	648	618	599	611
Time deposits	2,366	2,213	2,035	1,951	1,982
Interest on short-term borrowings	335	327	342	393	382
Total interest expense	4,096	3,926	3,676	3,790	3,848

Net interest income	35,669	35,648	35,480	34,656	34,516

Provision for loan losses	1,000	1,100	1,500	1,500	1,500
Net interest income after provision for loan losses	34,669	34,548	33,980	33,156	33,016

Noninterest income:
Trustco Financial Services income	1,451	1,471	1,405	1,510	1,276
Fees for services to customers	2,753	2,838	2,732	2,521	2,917
Net gain on securities transactions	335	376	-	6	188
Other	213	205	368	1,722	467
Total noninterest income	4,752	4,890	4,505	5,759	4,848

Noninterest expenses:
Salaries and employee benefits	9,003	8,272	8,012	7,592	8,664
Net occupancy expense	3,869	4,013	4,110	4,259	4,226
Equipment expense	1,919	1,725	1,823	1,752	1,514
Professional services	1,536	1,547	1,438	1,286	1,409
Outsourced services	1,225	1,375	1,425	1,325	1,075
Advertising expense	602	629	657	599	835
FDIC and other insurance	949	1,054	1,000	904	952
Other real estate expense (income), net	841	1,001	(1,688)	855	430
Other	2,296	2,576	2,660	2,229	1,786
Total noninterest expenses	22,240	22,192	19,437	20,801	20,891

Income before taxes	17,181	17,246	19,048	18,114	16,973
Income taxes	6,521	6,532	7,240	7,103	6,344

Net income	$10,660	10,714	11,808	11,011	10,629
Net income per Common Share:
- Basic	$0.113	0.113	0.125	0.116	0.113

- Diluted	0.112	0.113	0.125	0.116	0.112

Average basic shares (thousands)	94,681	94,628	94,559	94,452	94,347
Average diluted shares (thousands)	94,813	94,752	94,675	94,581	94,472

Note: Taxable equivalent net interest income	$35,693	35,676	35,513	34,701	34,577

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CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Years Ended
	12/31/2014	12/31/2013

Interest and dividend income:
Interest and fees on loans	$135,960	127,944
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	1,417	2,600
State and political subdivisions	179	562
Mortgage-backed securities and collateralized mortgage obligations-residential	12,150	11,385
Corporate bonds	65	812
Small Business Administration-guaranteed participation securities	2,154	2,180
Mortgage-backed securities and collateralized mortgage obligations-commercial	151	144
Other securities	16	17
Total interest and dividends on securities available for sale	16,132	17,700

Interest on held to maturity securities:
Mortgage-backed securities-residential	2,259	2,840
Corporate bonds	615	833
Total interest on held to maturity securities	2,874	3,673

Federal Reserve Bank and Federal Home Loan Bank stock	511	490

Interest on federal funds sold and other short-term investments	1,464	1,240
Total interest income	156,941	151,047

Interest expense:
Interest on deposits:
Interest-bearing checking	365	329
Savings	2,662	3,333
Money market deposit accounts	2,499	2,516
Time deposits	8,565	7,622
Interest on short-term borrowings	1,397	1,483
Total interest expense	15,488	15,283

Net interest income	141,453	135,764

Provision for loan losses	5,100	7,000
Net interest income after provision for loan losses	136,353	128,764

Noninterest income:
Trust department income	5,837	5,301
Fees for services to customers	10,844	11,675
Net gain on securities transactions	717	1,622
Other	2,508	1,172
Total noninterest income	19,906	19,770

Noninterest expenses:
Salaries and employee benefits	32,879	32,424
Net occupancy expense	16,251	16,100
Equipment expense	7,219	6,381
Professional services	5,807	5,649
Outsourced services	5,350	5,125
Advertising expense	2,487	2,827
FDIC and other insurance	3,907	3,975
Other real estate expense, net	1,009	3,598
Other	9,761	8,926
Total noninterest expenses	84,670	85,005

Income before taxes	71,589	63,529
Income taxes	27,396	23,717

Net income	$44,193	39,812

Net income per Common Share:
- Basic	$0.467	0.422

- Diluted	0.466	0.422

Average basic shares (thousands)	94,628	94,160
Average diluted shares (thousands)	94,753	94,206

Note: Taxable equivalent net interest income	$141,583	136,094

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CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
ASSETS:

Cash and due from banks	$43,505	43,724	48,034	46,127	46,453
Federal funds sold and other short term investments	627,943	586,931	573,514	687,003	536,591
Total cash and cash equivalents	671,448	630,655	621,548	733,130	583,044

Securities available for sale:
U. S. government sponsored enterprises	77,800	83,087	103,340	92,708	198,829
States and political subdivisions	2,271	2,769	3,921	4,968	7,758
Mortgage-backed securities and collateralized mortgage obligations-residential	483,560	523,779	589,517	524,197	532,449
Corporate bonds	1,500	1,401	1,402	6,402	10,471
Small Business Administration-guaranteed participation securities	100,496	100,491	102,367	101,821	103,029
Mortgage-backed securities and collateralized mortgage obligations-commercial	10,447	10,417	10,544	10,543	10,558
Other securities	685	679	679	653	660
Total securities available for sale	676,759	722,623	811,770	741,292	863,754

Held to maturity securities:
Mortgage-backed securities and collateralized mortgage obligations-residential	60,986	64,223	67,974	72,188	76,270
Corporate bonds	9,960	9,956	9,952	9,948	9,945
Total held to maturity securities	70,946	74,179	77,926	82,136	86,215

Federal Reserve Bank and Federal Home Loan Bank stock	9,228	9,228	10,951	10,500	10,500

Loans:
Commercial	223,382	219,825	222,655	220,443	223,481
Residential mortgage loans	2,575,222	2,510,151	2,437,500	2,374,874	2,338,944
Home equity line of credit	352,134	346,496	339,897	339,971	340,489
Installment loans	7,594	6,557	6,098	5,714	5,895
Loans, net of deferred fees and costs	3,158,332	3,083,029	3,006,150	2,941,002	2,908,809
Less:
Allowance for loan losses	46,327	46,512	46,935	47,035	47,714
Net loans	3,112,005	3,036,517	2,959,215	2,893,967	2,861,095

Bank premises and equipment, net	38,565	37,455	36,658	35,267	34,414
Other assets	65,488	71,609	71,061	82,445	82,430

Total assets	$4,644,439	4,582,266	4,589,129	4,578,737	4,521,452

LIABILITIES:
Deposits:
Demand	$331,425	327,527	324,277	327,779	318,456
Interest-bearing checking	682,210	646,862	643,473	628,752	611,127
Savings accounts	1,216,831	1,215,087	1,233,347	1,236,331	1,218,038
Money market deposit accounts	638,542	655,646	651,367	648,244	648,402
Certificates of deposit (in denominations of $100,000 or more)	466,260	449,832	436,785	432,168	419,301
Other time accounts	696,973	690,087	705,938	713,944	711,747
Total deposits	4,032,241	3,985,041	3,995,187	3,987,218	3,927,071

Short-term borrowings	189,116	179,957	181,516	195,411	204,162
Accrued expenses and other liabilities	29,638	27,781	27,409	24,329	28,406

Total liabilities	4,250,995	4,192,779	4,204,112	4,206,958	4,159,639

SHAREHOLDERS' EQUITY:
Capital stock	98,945	98,942	98,927	98,927	98,927
Surplus	172,353	172,598	172,769	172,964	173,144
Undivided profits	166,745	162,326	157,832	152,237	147,432
Accumulated other comprehensive loss, net of tax	(4,509)	(3,508)	(2,611)	(9,452)	(13,803)
Treasury stock at cost	(40,090)	(40,871)	(41,900)	(42,897)	(43,887)

Total shareholders' equity	393,444	389,487	385,017	371,779	361,813

Total liabilities and shareholders' equity	$4,644,439	4,582,266	4,589,129	4,578,737	4,521,452

Outstanding shares (thousands)	94,857	94,785	94,665	94,564	94,463

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NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

Nonperforming Assets

	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13
New York and other states*
Loans in nonaccrual status:
Commercial	$3,835	4,226	5,132	4,853	6,952
Real estate mortgage - 1 to 4 family	27,221	29,736	31,433	34,597	31,045
Installment	77	95	87	103	93
Total non-accrual loans	31,133	34,057	36,652	39,553	38,090
Other nonperforming real estate mortgages - 1 to 4 family	125	155	159	162	166
Total nonperforming loans	31,258	34,212	36,811	39,715	38,256
Other real estate owned	5,533	5,238	3,930	4,707	3,348
Total nonperforming assets	$36,791	39,450	40,741	44,422	41,604

Florida
Loans in nonaccrual status:
Commercial	$-	517	517	517	-
Real estate mortgage - 1 to 4 family	2,740	2,395	3,578	4,668	5,137
Installment	13	1	1	7	-
Total non-accrual loans	2,753	2,913	4,096	5,192	5,137
Other nonperforming real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	2,753	2,913	4,096	5,192	5,137
Other real estate owned	908	1,188	4,365	4,300	5,381
Total nonperforming assets	$3,661	4,101	8,461	9,492	10,518

Total
Loans in nonaccrual status:
Commercial	$3,835	4,743	5,649	5,370	6,952
Real estate mortgage - 1 to 4 family	29,961	32,131	35,011	39,265	36,182
Installment	90	96	88	110	93
Total non-accrual loans	33,886	36,970	40,748	44,745	43,227
Other nonperforming real estate mortgages - 1 to 4 family	125	155	159	162	166
Total nonperforming loans	34,011	37,125	40,907	44,907	43,393
Other real estate owned	6,441	6,426	8,295	9,007	8,729
Total nonperforming assets	$40,452	43,551	49,202	53,914	52,122

Quarterly Net Chargeoffs (Recoveries)
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13
New York and other states*
Commercial	$(16)	124	13	242	176
Real estate mortgage - 1 to 4 family	1,591	1,105	1,496	851	1,194
Installment	48	57	24	44	(2)
Total net chargeoffs	$1,623	1,286	1,533	1,137	1,368

Florida
Commercial	$(476)	(1)	(2)	612	(1)
Real estate mortgage - 1 to 4 family	37	242	59	428	138
Installment	1	(4)	10	2	3
Total net chargeoffs	$(438)	237	67	1,042	140

Total
Commercial	$(492)	123	11	854	175
Real estate mortgage - 1 to 4 family	1,628	1,347	1,555	1,279	1,332
Installment	49	53	34	46	1
Total net chargeoffs	$1,185	1,523	1,600	2,179	1,508

Asset Quality Ratios
	12/31/14		09/30/14		06/30/14		03/31/14		12/31/13

Total nonperforming loans(1)	$34,011		37,125		40,907		44,907		43,393
Total nonperforming assets(1)	40,452		43,551		49,202		53,914		52,122
Total net chargeoffs(2)	1,185		2,179		1,600		2,179		1,508

Allowance for loan losses(1)	46,327		46,512		46,935		47,035		47,714

Nonperforming loans to total loans	1.08%		1.20%		1.36%		1.53%		1.49%
Nonperforming assets to total assets	0.87%		0.95%		1.07%		1.18%		1.15%
Allowance for loan losses to total loans	1.47%		1.51%		1.56%		1.60%		1.64%
Coverage ratio(1)	136.2%		125.3%		114.7%		104.7%		110.0%
Annualized net chargeoffs to average loans(2)	0.15%		0.29%		0.22%		0.30%		0.21%
Allowance for loan losses to annualized net chargeoffs(2)	9.8	x	5.3	x	7.3	x	5.4	x	7.9	x

* Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the period ended

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DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY- INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands)	Three months ended			Three months ended
(Unaudited)	December 31, 2014			December 31, 2013
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$80,520	233	1.16%	$197,755	586	1.18%
Mortgage backed securities and collateralized mortgage obligations-residential	517,694	2,733	2.11	543,856	3,027	2.23
State and political subdivisions	2,436	45	7.32	8,577	149	6.96
Corporate bonds	1,261	2	0.54	28,689	138	1.92
Small Business Administration-guaranteed participation securities	103,846	524	2.02	111,859	562	2.01
Mortgage backed securities and collateralized mortgage obligations-commercial	10,737	37	1.40	11,004	38	1.39
Other	685	4	2.34	523	4	3.06

Total securities available for sale	717,179	3,578	2.00	902,263	4,504	2.00

Federal funds sold and other short-term Investments	579,870	363	0.25	522,461	324	0.25

Held to maturity securities:
Corporate bonds	9,958	154	6.18	9,943	153	6.19

Mortgage backed securities and collateralized mortgage obligations-residential	62,720	512	3.27	78,821	649	3.29

Total held to maturity securities	72,678	666	3.67	88,764	802	3.62

Federal Reserve Bank and Federal Home Loan Bank stock	9,228	123	5.33	10,500	129	4.91

Commercial loans	220,516	2,847	5.16	215,124	2,766	5.14
Residential mortgage loans	2,543,869	28,875	4.54	2,306,591	26,771	4.64
Home equity lines of credit	349,984	3,161	3.58	339,281	2,954	3.45
Installment loans	6,861	176	10.19	5,653	175	12.26

Loans, net of unearned income	3,121,230	35,059	4.49	2,866,649	32,666	4.55

Total interest earning assets	4,500,185	39,789	3.53	4,390,637	38,425	3.50

Allowance for loan losses	(46,902)			(48,393)
Cash & non-interest earning assets	140,041			122,386

Total assets	$4,593,324			$4,464,630

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$656,694	98	0.06%	$587,854	83	0.06%
Money market accounts	644,676	634	0.39	649,574	611	0.37
Savings	1,214,885	663	0.22	1,219,178	790	0.26
Time deposits	1,148,055	2,366	0.82	1,123,671	1,982	0.70

Total interest bearing deposits	3,664,310	3,761	0.41	3,580,277	3,466	0.38
Short-term borrowings	185,577	335	0.72	189,754	382	0.80

Total interest bearing liabilities	3,849,887	4,096	0.42	3,770,031	3,848	0.40

Demand deposits	323,070			313,174
Other liabilities	25,214			23,469
Shareholders' equity	395,153			357,956

Total liabilities and shareholders' equity	$4,593,324			$4,464,630

Net interest income, tax equivalent		35,693			34,577

Net interest spread			3.11%			3.10%

Net interest margin (net interest income to total interest earning assets)			3.17%			3.15%

Tax equivalent adjustment		(24)			(61)

Net interest income		35,669			34,516

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(dollars in thousands)	Year ended			Year ended
(Unaudited)	December 31, 2014			December 31, 2013
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$113,563	1,417	1.25%	$221,028	2,600	1.18%
Mortgage backed securities and collateralized mortgage obligations-residential	555,430	12,150	2.19	545,487	11,385	2.09
State and political subdivisions	3,924	280	7.14	12,845	862	6.71
Corporate bonds	3,156	65	2.04	46,049	812	1.76
Small Business Administration-guaranteed participation securities	107,029	2,154	2.01	109,913	2,180	1.98
Mortgage backed securities and collateralized mortgage obligations-commercial	10,837	151	1.40	10,420	144	1.38
Other	674	16	2.37	625	17	2.72

Total securities available for sale	794,613	16,233	2.04	946,367	18,000	1.90

Federal funds sold and other short-term Investments	589,873	1,464	0.25	502,136	1,240	0.25

Held to maturity securities:
Corporate bonds	9,952	615	6.18	14,011	833	5.95
Mortgage backed securities and collateralized mortgage obligations-residential	68,404	2,259	3.30	90,360	2,840	3.14

Total held to maturity securities	78,356	2,874	3.67	104,371	3,673	3.52

Federal Reserve Bank and Federal Home Loan Bank stock	10,135	511	5.04	10,266	490	4.77

Commercial loans	221,251	11,328	5.12	214,756	11,210	5.22
Residential mortgage loans	2,443,558	111,720	4.57	2,216,346	104,646	4.72
Home equity lines of credit	343,264	12,263	3.57	335,409	11,452	3.41
Installment loans	6,083	678	11.14	5,152	666	12.93

Loans, net of unearned income	3,014,156	135,989	4.51	2,771,663	127,974	4.62

Total interest earning assets	4,487,133	157,071	3.50	4,334,803	151,377	3.49

Allowance for loan losses	(47,409)			(48,452)
Cash & non-interest earning assets	135,217			136,042

Total assets	$4,574,941			$4,422,393

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$636,140	365	0.06%	$578,531	329	0.06%
Money market accounts	650,779	2,499	0.38	650,324	2,516	0.39
Savings	1,227,473	2,662	0.22	1,218,655	3,333	0.27
Time deposits	1,145,118	8,565	0.75	1,113,473	7,622	0.68

Total interest bearing deposits	3,659,510	14,091	0.39	3,560,983	13,800	0.39
Short-term borrowings	189,430	1,397	0.74	180,275	1,483	0.82

Total interest bearing liabilities	3,848,940	15,488	0.40	3,741,258	15,283	0.41

Demand deposits	319,458			302,437
Other liabilities	23,733			21,719
Shareholders' equity	382,810			356,979

Total liabilities and shareholders' equity	$4,574,941			$4,422,393

Net interest income, tax equivalent		141,583			136,094

Net interest spread			3.10%			3.08%

Net interest margin (net interest income to total interest earning assets)			3.16%			3.14%

Tax equivalent adjustment		(130)			(330)

Net interest income		141,453			135,764

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Non-GAAP Financial Measures Reconciliation

Tangible book value per share and tangible equity as a percentage of tangible assets at period end are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible book value per share by dividing tangible equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing shareholders’ equity by common shares outstanding. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to recurring revenue.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, which we refer to below as recurring expense, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on securities from this calculation, which we refer to below as recurring revenue.  We believe that this provides one reasonable measure of core expenses relative to core revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share and efficiency ratio to the underlying GAAP numbers is set forth below.

NON-GAAP FINANCIAL MEASURES RECONCILIATION

(dollars in thousands, except per share amounts)
(Unaudited)
	12/31/14	09/30/14	12/31/13
Tangible Book Value Per Share

Equity	$393,444	389,487	361,813
Less: Intangible assets	553	553	553
Tangible equity	392,891	388,934	361,260

Shares outstanding	94,857	94,785	94,463
Tangible book value per share	4.14	4.10	3.82
Book value per share	4.15	4.11	3.83

Tangible Equity to Tangible Assets
Total Assets	4,644,439	4,582,266	4,521,452
Less: Intangible assets	553	553	553
Tangible assets	4,643,886	4,581,713	4,520,899

Tangible Equity to Tangible Assets	8.46%	8.49%	7.99%
Equity to Assets	8.47%	8.50%	8.00%

	3 Months Ended			Years Ended
Efficiency Ratio	12/31/14	09/30/14	12/31/13	12/31/14	12/31/13

Net interest income (fully taxable equivalent)	$35,693	35,676	34,577	141,583	136,094
Non-interest income	4,752	4,890	4,848	19,906	19,770
Less: Net gain on sale of building and net gain on sale of nonperforming loans	-	-	-	1,719	-
Less: Net gain on securities	335	376	188	717	1,622
Recurring revenue	40,110	40,190	39,237	159,053	154,242

Total Noninterest expense	22,240	22,192	20,891	84,670	85,005
Less: Other real estate expense, net	841	1,001	430	1,009	3,598
Recurring expense	21,399	21,191	20,461	83,661	81,407

Efficiency Ratio	53.35%	52.73%	52.15%	52.60%	52.78%

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